Exploration and evaluation assets	12 Months Ended
Dec. 31, 2025
Exploration and evaluation assets.
Exploration and evaluation assets

17Exploration and evaluation assets

	Bilboes
	Gold	Motapa	Maligreen	GG	Sabiwa	Abercorn	Valentine	Total
Balance at January 1, 2024	73,573	10,592	5,998	3,723	294	27	65	94,272
Decommissioning asset estimation adjustment	(961)	(882)	8	—	—	—	—	(1,835)
Exploration costs:
- Consumables and drilling	—	1,792	19	—	—	—	—	1,811
- Contractor	—	14	5	—	—	—	—	19
- Labour	—	576	—	51	—	—	—	627
- Power	—	74	3	—	—	—	—	77
- Other	—	67	—	—	—	—	—	67
Preliminary economic assessment and feasibility study	2,288	—	—	—	—	—	—	2,288
Balance at December 31, 2024	74,900	12,233	6,033	3,774	294	27	65	97,326

Balance at January 1, 2025	74,900	12,233	6,033	3,774	294	27	65	97,326
Decommissioning asset estimation adjustment	(301)	87	78	—	—	—	—	(136)
Exploration costs:
- Consumables and drilling	—	522	—	—	—	—	—	522
- Contractor	—	1,809	—	—	—	—	—	1,809
- Labour	—	653	—	—	—	15	—	668
- Power	—	—	1	—	—	—	—	1
- Other	—	295	24	—	—	—	—	319
Preliminary economic assessment and feasibility study	3,721	—	—	—	—	—	—	3,721
Impairment	—	—	—	—	(294)	(42)	(65)	(401)
Balance at December 31, 2025	78,320	15,599	6,136	3,774	—	—	—	103,829

Non-cash acquisitions of exploration and evaluation assets for the year consist of $3,407 (2024: $1,054, 2023: $73,198 Bilboes acquisition, $1,618 decommissioning and $40 Bilboes lease right of use asset) included in trade and other payables at December 31, 2025.

17.1Bilboes Gold

Caledonia signed a conditional agreement (the “Sale and Purchase Agreement”) to purchase 100% of Bilboes Gold Limited (“Bilboes Gold”) on July 21, 2022. Bilboes Gold is the holding company of Bilboes Holdings that owns high-grade sulphide resources and the mining claims to the oxide mine deposit. It was agreed that Caledonia would purchase Bilboes Gold for a consideration to be settled by issue to the sellers of 5,123,044 new shares in Caledonia, comprising initial consideration shares, escrow consideration shares and deferred consideration shares. In addition to the shares a 1% net smelter royalty (“NSR”) was granted on the Bilboes’ future revenues to one of the sellers, Baker Steel Resources Trust Limited (“Baker Steel”). The Sale and Purchase Agreement gave Caledonia the rights to the sulphide project in addition to the right to mine the Bilboes oxide mine.

On January 6, 2023, following the satisfaction of conditions precedent, Caledonia completed the acquisition of Bilboes Gold.

The acquisition of Bilboes Gold was classified as an asset and liability acquisition as there were no inputs, processes and outputs and it was not a business combination in terms of IFRS 3 Business Combinations.

Upon completion of the transaction on January 6, 2023, the initial consideration shares were issued, in the amount of 4,425,797 common shares, to the three sellers of Bilboes Gold Limited and the NSR agreement was signed.

17Exploration and evaluation assets (continued)

17.1Bilboes Gold (continued)

The escrow consideration shares of 441,095 common shares of Caledonia were issued to one of the sellers in settlement of a separate commercial arrangement between its subsidiary and the holding company of another seller, and upon receipt by the Company of a “share adjustment notice” instructing the issue of the shares. The share adjustment notice was only issued once approval had been obtained from the Reserve Bank of Zimbabwe for such commercial arrangement. On March 30, 2023, the 441,095 common shares were issued after the share adjustment notice was received.

Deferred consideration shares of 256,152 common shares of Caledonia were issued to the sellers on April 11, 2023. Total consideration shares issued for the acquisition of Bilboes Gold amounted to 5,123,044 shares with the value of the consideration shares set at US$65.677 million. The value of the initial consideration shares issued was based on the last trading day’s closing share price on NYSE American LLC before completion of US$12.82 per share.

17.2Motapa

On November 1, 2022 Caledonia entered into a share purchase agreement with Bulawayo Mining Company Limited (“Bulawayo Mining”) to acquire all the shares of Motapa Mining Company UK Limited (“Motapa”), along with its wholly owned subsidiary Arraskar Investments (Private) Limited (“Arraskar”) (“Share Purchase Agreement”).

Caledonia considers Motapa to be highly prospective and strategically important to its growth ambitions in Zimbabwe in terms of both location and scale. Motapa is a large exploration property which is contiguous to the Bilboes gold project.

The Motapa asset has been mined throughout most of the second half of the 20th century, Caledonia understands that during this period the region produced as much as 300,000 ounces of gold. Whilst none of the mining infrastructure remains, the evidence of historical mining will provide guidance to our exploration team in best understanding the prospectivity of the region.

The acquisition was accounted for as an asset acquisition as the net assets acquired do not meet the definition of a business. The purchase price of the net assets acquired was allocated to exploration and evaluation assets based on management’s estimation of the fair value at acquisition.

The initial purchase price of $1 million was paid on November 1, 2022. Stamp duties of $41 were paid on November 9, 2022. There were no liabilities assumed with the acquisition of Motapa and Arraskar. The remainder of the purchase price was settled by way of loan notes. The final settlement was made on July 3, 2023.

During 2025, Caledonia continued to invest in exploration activities at the Motapa property, recognising its potential to deliver long term, value enhancing synergies alongside the development of the Bilboes Gold Project. Motapa is a brownfield exploration asset located adjacent to Bilboes and is considered strategically important as part of the Company’s broader ambition to establish a multi asset gold production hub in Zimbabwe. Exploration expenditure during the year was directed towards advancing geological understanding and supporting longer term growth optionality.

Exploration drilling at Motapa has been focused on three main areas which have historically been commercially mined i.e. Motapa North, Motapa Central and Motapa South. The Motapa North area abuts directly on the southern lease boundary of Bilboes. A fourth area, Mpudzi, where there is no historic evidence of open pit mining, was identified through surface trenching and was followed up with drilling.

17Exploration and evaluation assets (continued)

17.2Motapa (continued)

For the 2025 reporting period, significant exploration activities were undertaken at the Motapa exploration property. Activities were focussed on surface exploration drilling at the Motapa North and Motapa Central areas of the property. In total, the following metrics were completed. Exploration during 2025 was focussed on the sulphide mineralisation below the historical oxide open pits at Motapa North and for near surface oxide mineralisation at the eastern portion of the Motapa central trend known as Mpudzi.

For 2025 the following was achieved:

●	Surface Diamond Drilling
●	1,563.56 metres drilled.
●	1,317 samples for fire assay submitted and received.
●	Surface Reverse Circulation Drilling
●	18,325 meters drilled.
●	12,460 samples for fire assay submitted and received.

The exploration activities undertaken over the past two years, 2024 and 2025, are expected to result in a maiden mineral resource estimate for the Motapa exploration property being declared during 2026. As Motapa is immediately adjacent to the Bilboes project, sharing a boundary, the strategic importance of the exploration programme and the potential synergies with the Bilboes project is of high priority.

Looking ahead, US$3.8 million has been allocated to Motapa exploration as part of the Group’s FY 2026 growth capital programme, reflecting management’s continued commitment to disciplined investment in exploration while maintaining financial flexibility. Planned work programmes are designed to complement the Bilboes development timetable and to build a pipeline of potential future opportunities that could enhance mine life, operational flexibility and regional scale over time. The exploration activities for 2026 are focussed on the continual exploration of the near surface oxide potential of the Mpudzi area and the exploration of the sulphide mineralisation of the Motapa South trend below historical oxide open pits. Management believes that Motapa represents an attractive exploration opportunity within the Group’s portfolio, aligned with its long-term growth strategy.

17.3Maligreen

On November 3, 2021 the mining claims over the Maligreen project (“Maligreen”), a property situated in the Gweru mining district in the Zimbabwe Midlands, were transferred to Caledonia Holdings Zimbabwe (Private) Limited for a total cash consideration of US$4 million.

Maligreen is a substantial brownfield exploration opportunity with significant historical exploration and evaluation work having been conducted on the property over the last 30 years including:

●	An estimated 60,000 meters of diamond core and percussion drilling
●	3.5 tonnes of bulk metallurgical test work
●	Aeromagnetic and ground geophysical surveys

The total land area of Maligreen is approximately 550 hectares comprising two historic open pit mining operations which produced approximately 20,000 oz of gold mined from oxides between 2000 and 2002 after which the operation was closed.

17Exploration and evaluation assets (continued)

17.3Maligreen (continued)

On November 7, 2022 the Company published an announcement and an updated technical report on SEDAR updating the estimated mineral resources at Maligreen. The report has an effective date of September 30, 2022 and estimates measured and indicated mineral resources of 8.03 million tonnes at a grade of 1.71g/t containing approximately 442,000 ounces of gold and inferred mineral resources of 6.17 million tonnes at a grade of 2.12g/t containing approximately 420,000 ounces of gold. The upgrade to the mineral resources at Maligreen improves the geological confidence of approximately half the mineral resources from inferred to measured and indicated mineral resources from the previous mineral resources statement.

17.4GG

Blanket Mine holds title to a portfolio of gold mining claims in the Gwanda Greenstone Belt (“GG”) in southwestern Zimbabwe, comprising 21 registered mining claims. Initial exploration activities in prior periods were modest, involving early-stage geological mapping and sampling on the GG claims. These historic expenditures (along with the cost of acquiring the claims) have been consistently capitalised in line with the Group’s accounting policy for exploration assets. In 2025, minimal exploration activity occurred on the GG claims. Instead, efforts centred on advancing the Cycladex project, a pilot-scale processing plant, which is aimed at establishing the technical viability of the GG ore. The Cycladex project is a key development under the GG exploration initiative.

In late 2024, Blanket Mine entered into a licensing agreement with Cycladex Ltd, a provider of proprietary gold recovery technology, to test a novel processing method for refractory (difficult-to-treat) gold ore sourced from the GG claims. This proprietary process (which uses an alternative to conventional cyanide methods) is designed to improve gold recoveries from the GG ore, which cannot be efficiently treated in Blanket’s existing plant. A dedicated pilot plant was constructed at Blanket Mine to implement this technology. Test work at the Cycladex pilot plant commenced in February 2025, and results received to date have been positive, indicating improved recoverability of gold from the GG ore using Cycladex’s process. These encouraging preliminary results support the continued development of the project into the next phases of evaluation.

17.5Impairment considerations

The Group performed an impairment assessment of its Exploration and Evaluation (E&E) assets in accordance with IFRS 6 Exploration for and Evaluation of Mineral Resources (“IFRS 6”) Management considered the factors outlined in IFRS 6, including;

●	whether the rights to explore in specific areas had expired or were expected to expire without renewal, whether substantive expenditure on further exploration and evaluation was neither budgeted nor planned,
●	whether exploration activities had failed to identify commercially viable quantities of mineral resources and had therefore been discontinued, and
●	whether sufficient data existed to indicate that the carrying amount of an E&E asset was unlikely to be recovered in full from future development or sale.

Based on this assessment performed, management determined that three E&E assets, Sabiwa, Abercorn and Valentine were fully impaired. These E&E assets have been tributed out to third parties, and no significant recoverable amount is expected. The total impairment recognised in respect of these E&E assets during the period was $401 (2024: $Nil).